Exhibit 10.25.5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 4 TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 4 to Capacity Purchase Agreement (this “Amendment”) is dated as of November 3, 2017, between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”), and Republic Airline Inc., an Indiana corporation (together with its successors and permitted assigns, “Contractor;” Contractor and American may each be referred to in this Amendment as a “Party” and collectively as the “Parties”).

WHEREAS, on January 23, 2013, American entered into that certain Capacity Purchase Agreement with Contractor (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide Regional Airline Services (as defined in the Capacity Purchase Agreement) utilizing certain aircraft on behalf of American;

WHEREAS, on February 28, 2013, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 2, 2016, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor;

WHEREAS, on October 12, 2017, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, the Parties desire to amend the Capacity Purchase Agreement to, among other things, [***];

WHEREAS, it is in the best interests of the Parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following amendments to the Capacity Purchase Agreement:

I.	Amendments to Capacity Purchase Agreement.

1.	Section 13.01 of the Capacity Purchase Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

13.01 Notices. All Notices, Consents, or amendments under this Agreement shall be in writing in English and shall be deemed given to American or Contractor, as the case may be, upon (a) confirmation of receipt of a delivery in person; (b) a transmitter’s confirmation of a receipt of a facsimile or e mail transmission (but only if followed by confirmed delivery the following Business Day (i) by a nationally recognized overnight courier or (ii) by hand); or (c) confirmed delivery by a nationally recognized overnight courier, to the Parties at the addresses below:

If to American, to:

Attn: Managing Director - American Eagle

Strategy and Operations

American Airlines, Inc.

4333 Amon Carter Blvd.

Fort Worth, TX 76155

[***]

with copies delivered at the same address to the attention of:

Senior Vice President, Regional Carriers

[***]

and

VP and Deputy General Counsel

[***]

If to Contractor, to:

Republic Airline Inc.

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

Attention: Chief Financial Officer

[***]

with a copy to:

Republic Airline Inc.

8909 Purdue Road

Suite 300

Indianapolis, IN 46268

Attention: Vice President, General Counsel

[***]

And if to American pursuant to Section 13.06(b), a copy of such Notice shall also be provided to:

Attn: Corporate Communications Department

American Airlines, Inc.

4333 Amon Carter Blvd.

Mail Drop 5675

Fort Worth, TX 76155

[***]

and

Attn: Managing Director - American Eagle

Strategy and Operations

American Airlines, Inc.

4333 Amon Carter Blvd.

Fort Worth, TX 76155

[***]

or, in each case, to such other address as a Party may have furnished to the other Party by a Notice in accordance with this Section 13.01.

Where in this Agreement the words “request,” “directed,” “inform,” “furnish” or “approved” or similar· phrases, expressions or derivatives thereof are used rather than the terms Notice or Consent, such instruction to receive such communication shall be sufficient if done by email (and not in a second writing) (each a “Communication”) so long as it is provided (i) in accordance with past practices or, if there are no past practices, in accordance with customary industry practices; (ii) the Person providing the Communication reasonably believes that the Person receiving such Communication is authorized to receive such Communication; and (iii) the Person receiving such Communication reasonably believes the Person providing such Communication has the apparent or actual authority to undertake the action in question.

2.	Schedule 1(a) of the Capacity Purchase Agreement (Covered Aircraft) shall be replaced in its entirety with Schedule 1(a) attached hereto.

3.	[***]

II.	Acknowledgment

[***]

III.	Miscellaneous

1.	This Amendment shall become effective upon satisfaction of all of the following conditions precedent:

(i) Receipt by American of each of the following, in form and substance reasonably satisfactory to American: (A) a copy of this Amendment, duly executed and delivered by Contractor; and (B) any other documents or agreements reasonably requested by American in connection with the transactions contemplated by this Amendment.

2.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by Contractor. Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

3.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the date first set forth above.

AMERICAN AIRLINES, INC.

By:	/s/ Devon May
Name: Devon May
Title: Senior Vice President, Network Strategy

REPUBLIC AIRLINE INC.

By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: Senior Vice President and Chief Financial
Officer

Signature Page to Amendment No. 4 to Capacity Purchase Agreement

SCHEDULE 1(A)

[***]